UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                       Date of Report: September 30, 2005
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Colorado                          0-14273                      84-0868815
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  (State of                       (Commission                   (IRS Employer
incorporation)                    File Number)              Identification No.)


                    112 East Main Street, Frankfort, KY 40601
               -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ]     Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

    [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

    [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))

    [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2005 PlanGraphics, Inc. ("the Company"), through its operating subsidiary, PlanGraphics, Inc. (a Maryland corporation) ("PG-Maryland"), entered into a Membership Interest Purchase Agreement ("Agreement") with two individuals pursuant to which PG-Maryland sold all of its minority interest (approximately 7.93%) in the outstanding Series B Non-Voting membership units of Jobview LLC, a Minnesota limited liability company to such individuals.

Item 2.01 Disposition of Assets.

Item 1.01 of this report is herewith incorporated into this paragraph as the description of the transaction. The following describes certain of the material terms of the transaction. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreement entered into in connection with the transaction which will be filed as an exhibit to the Company's next periodic filing.

Effective September 30, 2005, PG-Maryland sold the units owned by it to two individuals in exchange for total payment of $198,250. Pursuant to the terms of the Agreement, PG-Maryland is entitled to receive all financial distributions related to its ownership of the units for all fiscal years ending prior to January 1, 2005 and for the fiscal year ended December 31, 2005, notwithstanding the fact that it will not own the units at the end of such fiscal year.

The Agreement provides for payment of funds to the Company within 10 calendar days of the date of the Agreement and the Company's delivery of membership unit powers to the purchasers within 3 calendar days after the receipt of payment from the purchasers.

The Company intends to use the proceeds for working capital in support of its operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PLANGRAPHICS, INC.
                                    (Registrant)


October 6, 2005                  /S/  Fred Beisser
                                 ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer